EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated November 18, 1999 incorporated by reference in this Form 10-K, into Woodhead Industries, Inc.'s previously filed Registration Statement File No. 333-26379.




ARTHUR ANDERSEN LLP


Chicago, Illinois
December 23, 1999


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